SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2014

HITTITE MICROWAVE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51448	04-2854672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 Elizabeth Drive, Chelmsford, Massachusetts 01824

(Address of principal executive offices) (Zip Code)

(978) 250-3343

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 9, 2014, Hittite Microwave Corporation (the “Company”) made available the investor presentation filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1       Investor presentation made available by the Company on June 9, 2014.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in the investor presentation attached hereto may constitute “forward-looking statements.” Such statements relate to a variety of matters, including but not limited to: the timing and anticipated completion of the Offer and the proposed Merger; and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and Analog and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and neither the Company nor Analog undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as required by law.

Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: potential adverse reactions or changes to business relationships resulting from the announcement of the proposed acquisition of the Company; unexpected costs, charges or expenses resulting from the proposed acquisition of the Company; litigation or adverse judgments relating to the proposed acquisition of the Company; risks relating to the consummation of the proposed acquisition of the Company, including the risk that the closing conditions to the Offer or the proposed Merger will not be satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the transaction; and any changes in general economic and/or industry-specific conditions. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth under the heading “Item 1A—Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 26, 2014, and in Analog’s Annual Report on Form 10-K for the fiscal year ended November 2, 2013, which was filed with the SEC on November 26, 2013, as well as in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by the Company and Analog.

Additional Information and Where to Find It

No statement in this document or the attached exhibit is an offer to purchase or a solicitation of an offer to sell securities. The Offer for the shares of Company Common Stock has not commenced. Analog intends to file a tender offer statement on Schedule TO with the SEC, and the Company intends to file a solicitation/recommendation statement on Schedule 14D-9, each with respect to the Offer described in this Current Report on Form 8-K and the exhibits attached hereto. Any offers to purchase or solicitations of offers to sell will be made only pursuant to such tender offer statements. The tender offer statement on Schedule TO (including an offer to purchase, a related letter of transmittal and other offer documents) and the related solicitation/recommendation statement on Schedule 14D-9 will contain important information, including the various terms of, and conditions to, the Offer, which should be read carefully by the Company’s stockholders before they make any decision with respect to the Offer. Such materials, when prepared and ready for release, will be made available to the Company’s stockholders at no expense to them. In addition, at such time, such materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s website at www.sec.gov and may also be obtained by directing a request to the Company, at Hittite Microwave Corporation, attention William W. Boecke, Chief Financial Officer, 2 Elizabeth Drive, Chelmsford, Massachusetts 01824, telephone (978) 250-3343, or to Analog, at Analog Devices, Inc., attention Director of Investor Relations, One Technology Way, Norwood, Massachusetts 02062; telephone: (781) 461-3282.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HITTITE MICROWAVE CORPORATION

By:	/s/ William W. Boecke
William W. Boecke
Chief Financial Officer

Date: June 9, 2014

Exhibit Index

Exhibit No.	Title

99.1	Investor presentation made available by the Company on June 9, 2014.

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